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                                                                   EXHIBIT 10.56

                            TICKETMASTER GROUP, INC.
                       NINTH AMENDMENT TO CREDIT AGREEMENT



               This NINTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of March 6, 1998 and entered into by and among Ticketmaster Group, Inc., an Illinois corporation ("BORROWER"), the financial institutions listed on the signature pages hereof ("LENDERS"), Wells Fargo Bank, National Association, as agent for Lenders ("AGENT"), and the undersigned Guarantors (for purposes of Section 4 hereof only), and is made with reference to that certain Credit Agreement, dated as of November 18, 1994, as amended by the First Amendment to Credit Agreement, dated as of January 6, 1995, the Second Amendment to Credit Agreement, dated as of January 30, 1995, the Third Amendment and Limited Waiver to Credit Agreement and Amendment to Guarantor Pledge Agreement, dated as of April 7, 1995, the Fourth Amendment and Limited Waiver to Credit Agreement, Amendment to Guarantor Pledge Agreement and Amendment to Third Party Pledge Agreement, dated as of August 28, 1995, the Waiver Dated as of April 30, 1996 to Credit Agreement, the Fifth Amendment to Credit Agreement, dated as of June 6, 1996, the Sixth Amendment and Limited Waiver to Credit Agreement dated as of September 27, 1996, the Seventh Amendment and Limited Waiver to Credit Agreement dated as of October 24, 1996 and the Eighth Amendment to Credit Agreement dated as of June 23, 1997 (as so amended, the "CREDIT AGREEMENT"), by and among Borrower, the Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS


               A. Borrower has requested that Lenders waive Borrower's compliance with the limitation on capital expenditures set forth in Section 6.2 of the Credit Agreement for the fiscal year ending January 31, 1998 and amend such limitation for the fiscal year ending January 31, 1999.

               NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


               SECTION I. AMENDMENTS WAIVERS TO THE CREDIT AGREEMENT




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               1.1    WAIVER TO SECTION 6.2.

               Requisite Lenders hereby waive Borrower's compliance with Section
6.2 for the Fiscal Year ending January 31, 1998.

               1.2    AMENDMENT TO SECTION 6.2.

               Section 6.2 of the Credit Agreement is amended by deleting the reference therein to "$12,000,000" and substituting "$20,000,000" therefore.

               SECTION 2. CONDITIONS TO EFFECTIVENESS

               This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "NINTH AMENDMENT EFFECTIVE DATE"):

        A. Borrower shall deliver to Agent for Lenders this Amendment executed by Borrower and each Guarantor.

        B. Agent shall have received from Required Lenders by telecopy or other delivery an executed copy of this Amendment.

               SECTION 3. REPRESENTATIONS AND WARRANTIES

               In order to induce Lenders to enter into this Amendment, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

               A. CORPORATE POWER AND AUTHORITY. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT") and the other Loan Documents.

               B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment have been duly authorized by all necessary corporate action on the part of Borrower and each Guarantor.

               C. NO CONFLICT. The execution, delivery and performance by Borrower and each Guarantor of this Amendment do not violate any provision of any law or regulation applicable to Borrower or any Guarantor, the violation of which could reasonably be expected to have a Material Adverse Effect, or contravene any provision of Borrower's or any Guarantor's articles of incorporation or by-laws, or result in or constitute a Defined Default under any contract, obligation, indenture or other instrument to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor may be bound which default could reasonably be expected to have a Material Adverse Effect.

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               D. GOVERNMENTAL CONSENTS. No Governmental Approval is required in connection with the execution, delivery and performance by Borrower or any Guarantor of this Amendment or the performance by Borrower or any Guarantor of the Amended Agreement or to ensure the legality, validity or enforceability hereof or thereof that have not been obtained on or prior to the Ninth Amendment Effective Date.

               E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by Borrower and each Guarantor (as applicable), and this Amendment and the Amended Agreement are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

               F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement and in the other Loan Documents are and will be true, correct and complete in all material respects on and as of the Ninth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

               G. ABSENCE OF DEFAULT. Upon giving effect to this Amendment, no event has occurred and is continuing that would constitute an Event of Default or a Potential Event of Default.


               SECTION 4. ACKNOWLEDGEMENT AND CONSENT

               Guarantors are parties to the Guaranty, the Guarantor Pledge Agreement (in the case of certain Guarantors), the Security Agreement dated as of March 31, 1995 and as the same has been and may be amended from time to time (the "SECURITY AGREEMENT") by the Guarantors named therein (in the case of certain Guarantors) and the Second Amended and Restated Trademark Mortgage Agreement dated as of March 31, 1995 (as amended, the "TRADEMARK AGREEMENT") between Ticketmaster Corporation and Agent (in the case of Ticketmaster Corporation) pursuant to which each Guarantor has guarantied the Obligations on the terms (and to the extent) set forth in the Guaranty and certain Guarantors have created Liens in favor of Agent on certain Collateral to secure the Obligations on the terms (and to the extent) set forth in the Guarantor Pledge Agreement, the Security Agreement and the Trademark Agreement. The Guaranty, the Guarantor Pledge Agreement, the Security Agreement and the Pledge Agreement are collectively referred to herein as the "GUARANTOR DOCUMENTS."

               Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Guarantor Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent

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possible in accordance with the applicable provisions of the Guarantor Documents the payment and performance of all guarantied or secured obligations.

               Each Guarantor acknowledges and agrees that any of the Guarantor Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Guarantor Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Ninth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

               Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.


               SECTION 5. MISCELLANEOUS

               A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS. On and after the Ninth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

               B. FEES AND EXPENSES. Borrower acknowledges that all reasonable cost, fees and expenses as described in subsection 9.3 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

               C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

               D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE

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INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS
PRINCIPLES.

               E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                            BORROWER:

                                            TICKETMASTER GROUP, INC.,
                                            an Illinois corporation


                                            By:
                                               ---------------------------------

                                            Title:
                                                   -----------------------------

                                            GUARANTORS (FOR THE PURPOSES OF
                                            SECTION 4 ONLY):

                                            TICKETMASTER CORPORATION,
                                              AN ILLINOIS CORPORATION

                                            TICKETMASTER-CALIFORNIA, INC.,
                                             A CALIFORNIA CORPORATION

                                            TICKETMASTER-ARIZONA, INC., AN
                                              ARIZONA CORPORATION

                                            TICKETMASTER CORPORATION OF
                                              WASHINGTON, A WASHINGTON
                                              CORPORATION

                                            TICKETMASTER-COLORADO, INC., A
                                              COLORADO CORPORATION

                                            TICKETMASTER-INDIANA, INC., AN
                                              INDIANA CORPORATION

                                            TICKETMASTER-GEORGIA, INC., A
                                              GEORGIA CORPORATION

                                            TICKETMASTER-CHICAGO, INC., AN
                                              ILLINOIS CORPORATION

                                            TICKETMASTER-MIDWEST, INC., A
                                              MINNESOTA CORPORATION


                                            By:
                                               ---------------------------------
                                                   Peter B. Knepper
                                            Its:   Senior Vice President and
                                                   Chief Financial Officer


                                            TICKETMASTER ADVERTISING
                                              COMPANY, AN ILLINOIS CORPORATION

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                                            TMC CONSULTANTS, INC., AN
                                              ILLINOIS CORPORATION

                                            TICKETMASTER-TENNESSEE, INC., A
                                              TENNESSEE CORPORATION

                                            TICKETMASTER-LAS VEGAS, INC., A
                                              NEVADA CORPORATION

                                            TMNY HOLDINGS, INC., A NEW YORK
                                              CORPORATION

                                            TICKETMASTER-NEW YORK, INC., A
                                              DELAWARE CORPORATION

                                            TICKETMASTER-MICHIGAN, INC., A
                                              MICHIGAN CORPORATION

                                            TICKETMASTER FLORIDA
                                              MANAGEMENT CORPORATION, A
                                              FLORIDA CORPORATION

                                            TICKETMASTER EUROPE, INC.,
                                              A DELAWARE CORPORATION

                                            TICKETMASTER-TEXAS MANAGEMENT
                                              CORPORATION, A DELAWARE
                                              CORPORATION

                                            ENTERTAINMENT STRATEGIES, LTD.,
                                              A CALIFORNIA CORPORATION

                                            TICKETMASTER-NEW ORLEANS, INC.,
                                              A LOUISIANA CORPORATION

                                            TICKETMASTER CORPORATION,
                                              A DELAWARE CORPORATION

                                            TICKETMASTER TICKETING CO., INC., A
                                              DELAWARE CORPORATION

                                            TM OVERSEAS, INC., A
                                              DELAWARE CORPORATION

                                            TICKETMASTER EUROPE GROUP, A
                                              DELAWARE JOINT VENTURE

                                            TICKETMASTER D.V., INC.,
                                              A DELAWARE CORPORATION


                                            By:
                                               ---------------------------------
                                                   Peter B. Knepper
                                                   Authorized Officer


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                                    LENDERS:

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    individually as a Lender and as Agent


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    BANQUE NATIONALE DE PARIS,
                                    as a Lender


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    U.S. BANK NATIONAL ASSOCIATION,



                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    CITY NATIONAL BANK,
                                    as a Lender



                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    SEAFIRST NATIONAL BANK,
                                    as a Lender


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


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                                    FUJI BANK, LTD., LOS ANGELES AGENCY,
                                    as a Lender



                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    SUMITOMO BANK OF CALIFORNIA,
                                    as a Lender



                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

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